MFS(R) INSTITUTIONAL TRUST

                      Supplement to the Current Prospectus



     The MFS Institutional Real Estate Investment Fund and MFS Institutional Core Equity Fund are closed as of May 17, 2004 and June 7, 2004, respectively, and shares of each fund are no longer available for sale.



      The Date of this Supplement is May 17, 2004 as revised June 7, 2004.